SUBSEQUENT EVENTS	6 Months Ended	12 Months Ended
	Jun. 30, 2024	Dec. 31, 2023
Subsequent Events [Abstract]
SUBSEQUENT EVENTS

NOTE 13 – SUBSEQUENT EVENTS

On July 17, 2024, the Company received a written notification (the “Notice”) from the Nasdaq Stock Market LLC (“Nasdaq”), indicating that the Company was not in compliance with the minimum closing bid price requirement set forth in Nasdaq Rules for continued listing on the Nasdaq Capital Market. Nasdaq Listing Rule 5550(a)(2) requires listed securities to maintain a minimum bid price of $1.00 per share, and Listing Rule 5810(c)(3)(A) provides that a failure to meet the minimum bid price requirement exists if the deficiency continues for a period of 30 consecutive business days. Based on the closing bid price of the Company’s ordinary shares for the 30 consecutive business days from June 3, 2024, to July 16, 2024, the Company no longer meets the minimum bid price requirement.

NOTE 16 – SUBSEQUENT EVENTS

The Company has evaluated all events occurring through April 1, 2024, the date on which the consolidated financial statements were available for issuance, during which time, nothing has occurred outside the normal course of business operations that would require disclosure other than the events disclosed below.

On January 24, 2024, the Company issued 9,753 options each to five board members and 6,534 options to a related party board member. The fair value of the options was calculated using the Black-Scholes option pricing model and the fair value was calculated as approximately $70,000. The fair value will be expensed over the vesting term of 2 years.

On March 22, 2023, the shareholders of the Company approved the Company’s Employee Share Ownership and Option Plan (2024).